Colmena corp.
                      A publicly held Delaware corporation

        Important Notice Regarding Delivery of Security Holder Documents

Dear Colmena Stockholders:

     This notice is being sent to stockholders who (1) have the same address and the same last name, or (2) we believe are members of the same family at the same address.

     SEC rules permit us to save the cost of sending duplicate copies of proxy or information statements and annual reports (the "Documents") to you if you meet the above definition, and if you consent to the sending of a single copy. This is called "householding" the Documents. We are also permitted to apply the rule, and send you only one copy of the Documents, if you have given "implied consent." That means that if we give you notice of our intent to "household" the Documents and you do not object, we may assume you consent and may send you only one copy of the Documents.

     Please consider this letter to be a sixty-day notice of our intent to "household" future Documents to all the stockholders at your address unless we receive contrary instructions from you.

     You may call this toll-free number, 877-232-9554, to notify us that you wish to receive separate Documents. Otherwise, we will consider your consent to continue until such time as you revoke such consent. You may revoke your consent at any time by notifying us in writing at Colmena Corp.; Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 34431, or by calling the toll-free number provided above. We will begin sending individual copies of Documents within thirty days after we receive your revocation of consent.


     As an additional cost-saving measure, and to increase your access to current information concerning our company, we would like to be able to send you the Documents, periodic reports to the Commission on Forms 8-KSB and our quarterly reports on Form 10-QSB, as well as our company's press releases and sales literature as soon as they are issued, by electronic mail, provided we have your informed consent. You may use the reply form below for this purpose, or may access our company's Internet web-site at www.Colmenacorp.com ("Contact Us") to register such consent and your e-mail address with us. Your consent will remain in effect until such time as you revoke that consent by writing to us at the above address or by email, at which time we would resume sending you paper copies only. You may also ask to receive a paper copy of any document we send you electronically without revoking your general consent. In deciding whether to give your consent, you may wish to consider the potential that you may incur costs (e.g., on-line time) to access such information. By permitting us to communicate with you in electronic format, however, you will enable us to provide you with information in a faster and more cost-effective manner.


================================================================================
               REPLY FORM - Consent to Delivery by Electronic Mail

[ ] Yes, I consent that, in lieu of sending paper copies of the Documents required to be sent to me by the federal securities laws, copies may be sent to me by electronic mail.

[ ] Yes, I consent to the sending of the company's elective information such as periodic reports to the Commission as well as the company's sales literature and press releases by electronic mail.


Date: ____________________

Signature: ___________________________________

Printed name:  ________________________________

Address:  _________________________________________________________________

E-mail: _____________________________________

                                 Colmena Corp.

                      A publicly held Delaware corporation
                              (Stock Symbol "CLME")
                               www.colmenacorp.com


Edward C. Dmytryk                             ADMINISTRATIVE & EXECUTIVE OFFICES
President & Chief Executive Officer              5185 Southeast 20th Street;
                                                     Ocala, Florida 34471
Anthony Q. Joffe                                    Telephone (352) 694-6661;
Chairman of the Board                                   Fax (352) 694-1325
                                           e-mail,administration@Colmenacorp.com
Vanessa H. Lindsey
Vice President, Secretary, & Chief Administrative Office
Anthony Q. Joffe;  Lawrence R. Van Etten;
Vanessa H. Lindsey;  Charles J. Champion, Jr;
Robert S. Gigliotti, Edward C. Dmytryk              Crystal Corporate Center
            _____________                          2500 North Military Trail,
           Board of Directors              Suite 225-D Boca Raton, Florida 33431
                                   Telephone (561) 998-3435;  Fax (561) 998-4635
                                              e-mail webmaster@colmenacorp.com
                                                 Respond to Ocala address


                                   April 2, 2002



Stockholders of Colmena Corp.

Dear Stockholders:

     As you know, our company has been viirtually inactive since 1998, when the bankruptcy of our company's payment collection agency resulted in the loss of millions of dollars of income that we anticipated receiving and led to the demise of all of our company's operating subsidiaries. It also led to the suspension of our ability to file required periodic reports with the Securities and Exchange Commission (the "Commission") and consequently, to the disqualification of our stock from trading on the over-the-counter, electronic bulletin board operated by the NASD (the "OTC Bulletin Board"), although our company's common stock has continued to trade on the Electronic Pink Sheets.

     With the help of The Yankee Companies, Inc., a Florida corporation that we retained as a strategic planning consultant ("Yankees"), including investments by Yankees in our company, we have again become current in our reporting obligations to the Commission and now enjoy renewed trading privileges on the OTC Bulletin Board. We have also been negotiating with our creditors in an effort to discharge our company's liabilities, in exchange for shares of our common stock, as discussed more fully in the accompanying Annual Report on Form 10-KSB/A. While that has led to material dilution in your stockholdings, it avoided the necessity for filing a petition for protection under federal bankruptcy laws, which could have ended any potential benefits of stock ownership. We are now seeking new business opportunities and are developing a consulting business that we hope will prove beneficial to you.

     Enclosed you will find an Information Statement that provides you with information in connection with our upcoming Annual Meeting of Stockholders, as well as our most recent Annual Report on Form 10-KSB/A. The Information Statement describes the proposals to be acted upon at the Annual Meeting of Shareholders, including the election of directors, ratification of accountants, approval of amendments to our certification of incorporation, and adoption of plans of compensation for our company's board of directors and for our officers and employees. These documents summarize our efforts during the past several years on your behalf and our goals for the future of our company. While we cannot guarantee future performance, we learn from our mistakes and will use our best efforts to reward you for your continued confidence.

     With best wishes for a prosperous and successful year, we are,

                              Very sincerely yours,

                                  Colmena Corp.

                            /s/ Edward C. Dmytryk /s/
                                Edward C. Dmytryk
                                    President

                                  United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                                             OMB APPROVAL
                                                       OMB Number: ____-____
                                                       Expires: ___ __, ____
                                                       Estimated average burden
                                                       hours per response:
                                                                ____


                            Schedule 14C Information
                               Amendment Number 2
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934



                           Check the appropriate box:

                      [ ] Preliminary Information Statement

                [ ] Confidential, for Use of the Commission Only
                       [as permitted by Rule 14c-5(d)(2)]

                      [X] Definitive Information Statement

                                  Colmena Corp.
                (Name of Registrant As Specified In Its Charter)

                  Payment of Filing Fee (Check the appropriate box):

                              [x] No fee required.

    [ ]Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              (4) Proposed maximum aggregate value of transaction:

                               (5) Total fee paid:

               [ ]Fee paid previously with preliminary materials.

[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1) Amount Previously Paid:

                (2) Form, Schedule or Registration Statement No.:

                                (3) Filing Party:

                                 (4) Date Filed:



       Colmena Corp. Information Statement, Dated April 2, 2002

                                 Colmena Corp.
                      A publicly held Delaware corporation

Notice of Annual Meeting of Stockholders to be held May 10, 2002

     Notice is hereby given that the annual meeting of stockholders of Colmena Corp., a Delaware corporation (the "Annual Meeting of Stockholders" and "our Company," respectively), will be held at the Radisson Bridge Resort of Boca Raton located at 999 East Camino Real; Boca Raton, Florida 33432, at 9:00 a.m., on Friday, May 10, 2002, Eastern Standard Time, for the following purposes:

* To ratify the reactivation of our Company's corporate charter, which was inadvertently permitted to lapse but has been reinstated;

* To elect up to seven directors to hold office until the next annual meeting of our Company's stockholders and until their respective successors have been duly elected and qualified;

*    To ratify the appointment of independent accountants;

* To ratify an amendment to our Company's certificate of incorporation limiting and clarifying our Company's purposes (Article III);

* To ratify an amendment to our Company's certificate of incorporation increasing our authorized capitalization (Article IV);

* To ratify an amendment to our Company's certificate of incorporation authorizing the board of directors, without further shareholder approval, to amend the certificate of incorporation from time to time for specified purposes (Article XI);

* To ratify an amendment to our Company's certificate of incorporation establishing the required quorum for stockholder meetings (Article XII);

* To ratify an amendment to our Company's certificate of incorporation adopting traditional Delaware corporate provisions relating to compromise and arrangement (Article XIII);

* To ratify an amendment to our Company's certificate of incorporation providing for the automatic expiration of the term of any director who fails to maintain a certain level of attendance at regular and special meetings of the board and of any board committee on which the member sits (Article XIV);

* To approve compensation plans for directors, officers and employees of our Company and its subsidiaries pursuant to a written agreement to serve as a corporate director or a plan providing for the issuance of non- qualified stock options or incentive stock options; and

* To transact any other business that may properly come before the Annual Meeting of Stockholders.


                       * WE ARE NOT ASKING YOU FOR A PROXY
                                      AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY *



     Admittance to the Annual Meeting of Stockholders will be limited to stockholders eligible to vote or their authorized representatives, as determined based on our Company's stock transfer records at the close of business on April 5, 2002. Beneficial owners holding shares through an intermediary such as a bank or broker will be admitted upon proof of ownership. This Information Statement is first being mailed to our Company's stockholders on or about April 11, 2002.



          Colmena Corp. Information Statement, Dated April 2, 2002

     Stockholders requiring directions can obtain them by contacting our Company at its main telephone number.


     By order of the board of directors



Dated:   April 2, 2002



                            /s/Vanessa H. Lindsey/s/
                               Vanessa H. Lindsey
                                    Secretary

                            Crystal Corporate Center
               2500 North Military Trail, Suite 225-C; Boca Raton,
          Florida 33431 Telephone (561) 998-2031 - Fax (561) 998-4635
                        E-mail webmaster@colmenacorp.com































            Colmena Corp. Information Statement, Dated April 2, 2002

                             INFORMATION STATEMENT


     This Information Statement is being mailed, beginning April 11, 2002, to owners of shares of our Company's common stock in connection with our Annual Meeting of Stockholders. The Date of this Information Statement is April 2, 2002.


                       * WE ARE NOT ASKING YOU FOR A PROXY
                                       AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY *

                                    CONTENTS


Item                                                                       Page
----                                                                       ----
Contents                                                                      4
Available Information                                                         4
Caveat Pertaining to Forward Looking Statements                               4
Date, Time and Place of Meeting                                               5
Voting Procedures                                                             5
Management's Discussion and Analysis and Plan of Operation                    6
Changes in and Disagreements with Accountants on Accounting and
   Financial Disclosure                                                       6
Financial Statements                                                          6
Directors and Executive Officers                                              6
Executive Compensation                                                       11
Voting Securities and Principal Holders Thereof                              14
Matters to Be Acted Upon at the Annual Meeting of Stockholders               17
         Ratification of Reactivation of Corporate Charter                   17
         Election of Directors                                               17
         Ratification of Appointment of Independent Accountants              18
         Charter Amendments                                                  19
         Text of Proposed Charter Amendments                                 21
         Plans of Compensation                                               23
Interest of Certain Persons In or Opposition to Matters to be Acted Upon     25
Submission of Stockholder Proposals and Director Nominations                 25
Other Business                                                               26
Appendix:         Audit Committee Charter
                  Non-Qualified Stock Option & Stock Incentive Plan 2002

                              AVAILABLE INFORMATION

     The public may read and copy any materials filed by our Company with the Commission at the Commission's Public Reference Room at 450 Fifth Street, Northwest, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding our Company and other issuers that file reports electronically with the Commission, at http://www.sec.gov. Our Company maintains a web site at http://www.colmenacorp.com. Any stockholder entitled to vote at the Annual Meeting of Stockholders may obtain copies of our Company's report on Form 10-KSB/A for the fiscal year ended September 30, 2001 (without exhibits) at no cost by writing to Colmena Corp., Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431, Vanessa H. Lindsey, Secretary. Exhibits will be provided if specifically required, subject to payment of the actual reasonable costs of copying, handling and transportation.

                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Company is detailed from time to time in the Company's reports filed with the Commission. This report contains "forward looking statements" relating to our Company's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Information Statement that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could","estimate", or "continue", or the negative or other variation thereof or


            Colmena Corp. Information Statement, Dated April 2, 2002 comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond our Company's control. Should one or more of these risks or uncertainties materialize or should our Company's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.


                         DATE, TIME AND PLACE OF MEETING

      Our Annual Meeting of Stockholders will be held at the Radisson Bridge Resort of Boca Raton located at 999 East Camino Real; Boca Raton, Florida 33432 at 9:00 a.m., on Friday, May 10, 2002, Eastern Standard Time. Our Company's principal executive offices are located at Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431. Its main telephone number is (561) 998-2031, and its main fax number is (561) 998-4635. Our Company's e-mail address is webmaster@colmenacorp.com. Stockholders requiring directions can obtain them by contacting our Company at its main telephone number.

                                VOTING PROCEDURES

                       * WE ARE NOT ASKING YOU FOR A PROXY
                                       AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY *

     Your shares can only be voted at the Annual Meeting of Stockholders if you are present or represented by a properly executed proxy given to a third party other than our Company. You may revoke any such proxy granted, at any time before it is voted, by written notice to the Corporate Secretary, by granting a proxy to another third party other than our Company bearing a later date, or by casting a ballot at the Annual Meeting of Stockholders.

Who Can Vote?

      Stockholders as of the close of business on April 5, 2002 are entitled to vote. On that day, approximately 20,000,000 shares of common stock will be outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting of Stockholders. A list of stockholders eligible to vote will be available at our Company's offices located at the Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton,
Florida 33431, beginning April 15, 2002. Stockholders may examine this list during normal business hours for any purpose relating to the Annual Meeting of Stockholders.


How Are Votes Counted?

     The Annual Meeting of Stockholders will be held if a quorum, consisting of a majority of the outstanding shares of common stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. "Broker non-votes" occur when nominees, such as banks and brokers, holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners by ten days before the Annual Meeting of Stockholders. In this event, the nominees may vote those shares only on matters deemed routine by the NASD, such as the election of directors and ratification of the appointment of independent accountants. On non-routine matters, nominees cannot vote and there is a so-called "broker non-vote" on that matter. Because proposals must be approved by a majority of the votes cast, broker non-votes and abstentions have no effect on a proposal's outcome. Because directors are elected by a plurality of the votes cast, votes withheld from some or all nominees for director could have an effect on the outcome of the election.

Who Will Count The Votes?

     Our Company's vice president, secretary and chief administrative officer, Vanessa H. Lindsey, will tally and certify the vote.

Is My Vote Confidential?

     The decision as to voting procedure will be determined by the stockholders at the Annual Meeting of Stockholders.


            Colmena Corp. Information Statement, Dated April 2, 2002

           MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATION

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, our management's discussion and analysis and plan of operation is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB/A for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

     As permitted by Rule 12b-23 promulgated by the Commission under authority of the Exchange Act, our discussion of changes in and disagreements with accountants on accounting and financial disclosure is incorporated by reference from our Annual Report to Stockholders on Form 10-KSB/A for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                              FINANCIAL STATEMENTS

     Our most current audited financial statements have been filed with the Commission as part of our report on Form 10-KSB/A for the year ended September 30, 2001 and are included in our Annual Report to Stockholders on Form 10- KSB/A for year ended September 30, 2001, a copy of which is enclosed with this Information Statement.

                        DIRECTORS AND EXECUTIVE OFFICERS

     There are no material proceedings to which any director, officer or affiliate of our Company, any owner of record or beneficially of more than five percent of our common stock (our only class of voting securities), or any associate of any such director, officer, affiliate or security holder is a party adverse to our Company or has a material interest adverse to our Company.

     The following persons are our Company's directors, director-nominees, and executive officers:


Name                     Age (1) Term (2) Position(s)
----                     ------  -------- -----------
Anthony Q. Joffe          59      (3)     Director, Chairman   of  the board of
                                           directors
Edward C. Dmytryk         55      (4)     Director,President and Chief Executive
                                           Officer
Vanessa H. Lindsey        30      (5)     Director, Vice-President and Secretary
Charles J. Champion, Jr.  34      (6)     Director,   chairman  of   the   audit
                                           committee
Robert S. Gigliotti       53      (7)     Director,member of the audit committee
Lawrence R. Van Etten     64      (8)     Director
Guillermo Calvo-Garavito  74              Director-nominee
Kevin W. Dornan           49      (9)     General Counsel

Adam Wasserman            37      (10)    Chief Financial Officer, Controller

(1)  As of April 1, 2002

(2) All directors were elected for a term ending at such time as his or her successor is elected at the next annual meeting of our Company's stockholders and is qualified in office, and all officers serve at the pleasure of the board of directors, subject to any contractual rights to compensation that may survive their termination.
(3) Mr. Joffe was elected as a member of our Company's board of directors on January 12, 1999, as the chairman of our Company's board of directors in March 1999, and as our Company's president on May 4, 1999. He resigned as President and Chief Executive Officer on May 14, 2001, but remains as its Chairman and a director.
(4) Mr. Dmytryk was elected as a member of our Company's board of directors and as its President and Chief Executive Officer on May 14, 2001.
(5) Mrs. Lindsey was elected as our Company's secretary on January 12, 1999, as a member of our Company's board of directors effective February 1, 2000, and as our Company's Vice-President on June 14, 2001.
(6) Mr. Champion was elected as a member of our Company's board of directors on January 12, 1999, and as the chairman of our Company's audit committee in March 2000.
(7) Mr. Gigliotti was elected as a member of our Company's board of directors on December 11, 1997, and a member of the audit committee on October 27, 2000.
(8) Mr. Van Etten was elected as a member of our Company's board of directors on May 31, 2000.
(9) Mr. Dornan was elected as our Company's general counsel effective June 18, 2001.

(10) Mr. Wasserman was elected as our Company's chief financial officer and controller on March 26, 2002.


            Colmena Corp. Information Statement, Dated April 2, 2002

     The following biographies provide a brief description of each nominee's principal occupation and employment during the past five years, including directorships held in other public corporations as of March 15, 2002. No corporation or organization identified in these biographies is a parent, subsidiary or affiliate of our Company.

Anthony Q. Joffe, Director and Chairman

     Anthony Q. Joffe, age 59, has served as a member of our Company's board of directors since January 12, 1999. In March 1999, Mr. Joffe was elected as chairman of the board of directors and in May 1999, he was elected as our Company's president. He resigned as president and chief executive officer on May 14, 2001, but remains as chairman of the board and a director. Mr. Joffe holds a degree in Aeronautical Engineering Management from Boston University, Boston, Massachusetts. During the past five years, he has served as Managing Director of NorthStar Capital, an investment banking firm with offices in Stamford, Connecticut and Boca Raton, Florida that specializes in assisting small to mid-size private and publicly traded companies with business and financial planning, acquisition and divestiture, financial public relations and market position advice, and treasury services. He has also founded a boat financing company, currently known as USA Boating. Mr. Joffe served as a member of the Board of Directors of AmeriNet Group.com, Inc. (currently Fields Technologies, Inc.), a publicly held Delaware corporation from November 1998 to June 2001.

Edward C. Dmytryk, Director, President and Chief Executive Officer.

     Mr. Dmytryk, age 55, serves as a member of our Company's board of directors and as the president and chief executive officer since May 14, 2001. He graduated summa cum laude from The Citadel, The Military College of South Carolina, in 1968 with a bachelor of science degree in business administration. From 1968 until 1973, Mr. Dmytryk served in the United States Air Force as a fighter and instructor pilot, attaining the rank of captain (regular United States Air Force). During the past five years, he has been the owner and chief executive officer of Benchmark Industries, Inc., a metal fabrications company headquartered in Fort Worth, Texas. Since September 1999, he has also served as the president of GNR Health Systems, Inc., a physical therapy products sales company located in Ocala, Florida. In addition, he currently serves as president and chief financial officer of Sohn, Inc., located in Roswell, Georgia, a company specializing in marketing, sales, and installing fitness products in the hospitality and apartment market (fitness centers in hotels, condominium complexes, and apartments throughout the United States). From December 2000 to June 2001, he served as president and chief executive officer of AmeriNet Group.com, Inc. (currently Fields Technologies, Inc.), a publicly held Delaware corporation, and as a member of its board of directors from 1999 to the present.

Vanessa H. Lindsey, Director, Vice President and Secretary.

     Vanessa H. Lindsey, age 30, was elected vice-president of our Company on June 14, 2001, has served as our Company's secretary and chief administrative officer since January 1999 and was elected as a member of the board of directors effective February 1, 2000. From 1995 to 2001 she was employed as the chief administrative officer of Diversified Corporate Consulting Group, L.L.C., a Delaware limited liability company engaged in providing diversified consulting services and in filing EDGARized documents for clients with the Commission. Since 1996 she has been employed by the Southeast Companies, Inc., a Florida corporation, involved in the entertainment industry, in business and political consulting and as a licensed mortgage brokerage company, as its chief administrative officer and currently serves as its vice president and secretary. She is also the secretary and chief administrative officer for The Yankee Companies ("Yankees"), which serves as a strategic consultant to our Company. Mrs. Lindsey held the position of secretary of the Marion County Libertarian Party and was the campaign treasurer for the Cyndi Calvo for State Senate, District 8 Campaign from 1998 to 2000. From November 11, 1999 to June 13, 2001, she served as secretary for AmeriNet Group.com, Inc.(currently Fields Technologies, Inc.), a publicly held Delaware corporation, and served as a member of its board of directors from April 6, 2000 to June 13, 2001. Since January 2001, she has also served as the secretary and as a member of the board of directors for Explorations Group, Inc., a Delaware corporation.

Charles J. Champion, Jr., Director, audit committee chair.

     Charles J. Champion, Jr., age 34, has served as a member of our Company's board of directors since January 12, 1999, and as the chairperson of our Company's audit committee since March 2000. Mr. Champion graduated from Florida State University in 1988 with a bachelor's degree in political science. Following graduation, he joined the Champion Group of Companies, a family owned enterprise involved in the insurance and financial industries. In 1996, Mr. Champion purchased Sunshine Securities Corporation, a licensed broker dealer in securities and a member of the National Association of Securities Dealers, Inc.,

            Colmena Corp. Information Statement, Dated April 2, 2002 at which time it became one of the Champion Group of Companies. He then became Sunshine Securities Corporation's president, and its business capabilities were expanded to include practice as a registered investment advisor. Sunshine Securities Corporation's name was changed to Champion Capital Corporation on or about February 5, 2000. Mr. Champion holds a number of insurance and securities licenses, including series 7 and series 24 securities licenses. Mr. Champion served as a member of the board of directors of AmeriNet Group.com, Inc. (currently Fields Technologies, Inc.), a publicly held Delaware corporation, from December 2000 to June 2001.

Robert S. Gigliotti, Director, audit committee member.

     Robert S. Gigliotti, age 53, served as our Company's secretary from November 10, 1997 until January 12, 1999, and has served as a member of our board of directors since December 11, 1997, and as a member of our Company's audit committee since May 30, 2000. In 1970, Mr. Gigliotti received a bachelor's degree in business from Alma College, Alma, Michigan, and received his certified public accountant license in 1972. Mr. Gigliotti currently serves as the managing tax partner of Perrin, Fordree & Company (with which he has been associated since 1976). Mr. Gigliotti's specialties include estate and financial planning, franchising and corporate taxation.

Lawrence R. Van Etten, Director

     Mr. Van  Etten,  age 64,was  elected  as member of our  Company's  board of directors on May 31, 2000. He graduated from New York Military Academy, Cornwall-On-Hudson, New York in 1954 and attended Gettysburg College, Gettysburg, Pennsylvania from 1954 to 1956 and Marist College, Poughkeepsie, New York from 1981 to 1982. During the past five years, Mr. Van Etten has served as an executive with several companies in the United States and Canada (Vice President, International Digital Communications Systems, Inc., Miami, Florida, Telecommunications Sales, 1996-1998; President TechTel Communications, Inc., Pompano Beach, Florida, CLEC Service Provider, 1998- 1999; and he owned and managed his own consulting company LVE & Associates, US & Canada,including several long- term contracts with Toyada Gosei, Best Glove Canada, Remtec, Inc., Prestige Auto and Strategic Health Development Corporation). Much of Mr. Van Etten's recent work experience has dealt with business management systems, materials management, management development, personal computer application software and the Internet. From May 22, 2000 until December 22, 2000, Mr. Van Etten served as acting president and chief operating officer, and until June 13, 2001 as a member of the board of directors, of AmeriNet Group.com, Inc. (currently Fields Technologies, Inc.), a publicly held Delaware corporation.

Guillermo Calvo-Garavito, Director Nominee

     Mr. Calvo, age 74, has been nominated to serve as a member of our Company's board of directors. He received a degree in public accounting in 1945 from the Instituto de Comercio Tecnico of the University of Manizales in Colombia. During the past five years (and since 1980), he has served as an independent management and business consultant and has been involved in the development and improvement of multi-operation proprietary business software capable of handling the financial data accumulation, organization and dissemination for operations with up to 900 different facilities or clients. Mr. Calvo serves clients including Portocarrero, Miranda & Asociados; Gualdron, Perez & Asociados; both certified public accountants in Caracas, Venezuela; Emboca, C.A. (the Coca Cola bottling company in Venezuela); and Ceramicas Terepaima, C.A, a ceramic products manufacturer in San Cristobal, Venezuela. Mr. Calvo helped develop the profession of systems engineering and was co-founder of the Systems & Procedures Association (later the Association for Systems Management) in Caracas, Venezuela. He has also served as a professor at several educational institutions in Venezuela, including the Universidad de Simon Bolivar; Universidad Andres Bello; Instituto de Procesamiento Electronico de Datos; and Centro de
Investigacion de Tecnicas Administrativas. Mr. Calvo has been active in developing and addressing solutions to computerized systems, inventory control, and production planning and control.

Kevin W. Dornan, Esq., General Counsel

     Kevin W. Dornan, age 49, was engaged as our Company's general counsel as of June 18, 2001. He is a graduate of the Johns Hopkins University (Bachelor of Arts, philosophy, 1973); the University of North Carolina at Chapel Hill (Master of Arts, philosophy, 1975); the Catholic University of America (Master of Arts, religious studies, 1979); and the University of Maryland School of Law (Juris Doctor, 1987), where he served as editor-in-chief of the 1986-87 Maryland Law Review. During law school, he also served as a judicial intern for The Honorable James R. Miller, Jr., of the U.S. District Court for the District of Maryland.

            Colmena Corp. Information Statement, Dated April 2, 2002

In 1997, Mr. Dornan became the general counsel for DWA Corp., a telecommunications company in St. Augustine, Florida. In June 2001, he became the general counsel for The Yankee Companies. He is admitted to practice before the Court of Appeals of Maryland; the District of Columbia Court of Appeals; the Supreme Court of Florida; the U.S. Courts of Appeals for the District of Columbia, Second, Fourth, and Eleventh Circuits; and the U.S. District Courts for the District of Maryland, the Eastern and Western Districts of Arkansas, the District of Columbia, and the Middle District of Florida. Mr. Dornan has served since 1996 as an adjunct professor of business ethics at Saint Leo University in Saint Leo and St. Augustine, Florida, and as an adjunct professor of management and business at Eckerd College in St. Petersburg, Florida. In 1998, he was named to Who's Who in American Law.

Adam Wasserman, Chief Financial Officer & Controller

     Adam Wasserman, age 37, was elected as our Company's chief financial officer and controller on March 26, 2002. Mr. Wasserman holds the degree of Bachelor of Administration from the State University of New York at Albany. He is a Certified Public Accountant (New York), and a member of The American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. Mr. Wasserman currently serves as the chief executive officer and director of CFO Oncall, Inc., a firm specializing in financial consulting services that he founded in 1999, which is located in Weston, Florida. From 1991 to 1999, he was an audit manager at American Express Tax & Business in Fort Lauderdale, Florida, where he served as an outsourced CFO and advisor to a diversified clientele in the technology, medical, retail, and service industries in both the private and public sectors. Mr. Wasserman has also served with Deloitte & Touche, LLP in New York City, where he conducted audits of public and private companies, tax preparation and planning, management consulting, and systems design. .He currently serves as the Treasurer of Gold Coast Venture Capital Club, was a former officer of Toastmasters International, and is a member of the Florida Venture Forum, Weston Chamber of Commerce and Broward County Chamber of Commerce.

Other Material Personnel

     In addition to our Company's directors and executive officers, William A. Calvo, III and Leonard M. Tucker have also provided material services to our Company since January 1999 through Yankees, in which they serve as managing members and which they and their families own. Because Yankees has the right to acquire up to 75% of our Company's securities, it should also be deemed a control person of our Company.

Family Relationships

     There are no family relationships among the current officers and directors of our Company.


Involvement in Certain Legal Proceedings

     To the best of our Company's knowledge, during the past five years no current director, person nominated to become a director or executive officer of our Company has been a party to or the subject of:

(1) Any bankruptcy or insolvency petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)  Any  conviction  in a criminal  proceeding or has been subject to a pending
     criminal   proceeding   (excluding   traffic  violations  and  other  minor
     offenses);

(3) Any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and

(4) Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

           Colmena Corp. Information Statement, Dated April 2, 2002

Certain Relationships and Related Transactions

     Since the beginning of our Company's last fiscal year, our Company has been a party to the following material agreements with Yankees, our Company's strategic consultant and the owner of approximately 40% of our Company's outstanding common stock (treating Yankees and its members as a group for purposes of this Information Statement): (1) a consulting agreement, which as of January 4, 2001 provides for a monthly consulting fee of $10,000 plus any related costs and disbursements associated with Yankees' services, with an initial term continuing until January 4, 2002, and renewing thereafter on an annual basis unless either party provides at least 30 days' notice, prior to the termination of the then-current term, of its election not to renew; accrued consulting fees currently total $130,000; (2) a loan agreement with a promissory note whose current principal balance is $56,190.64 and which is payable on or before September 24, 2002; (3) a convertible bond dated December 31, 2001,with a face value of $86,664.18 and a maturity date of December 31, 2002. Interest is payable upon maturity at the annualized rate of 2% over the prime rate charged during the bond's term by Citibank, N.A. (New York City).These agreements are also discussed more fully in our Annual Report to Stockholders on Form 10-KSB/A for the year ended September 30, 2001, a copy of which is enclosed with this Information Statement.


Compliance with Section 16(a) of the Exchange Act

     Based solely upon a review of any Forms 3, 4 and 5, and amendments thereto, furnished to our Company during and with respect to its most recent fiscal year, no person who, at any time during the fiscal year, was a director, officer, or beneficial owner of more than ten percent of our Company's common stock (its only class of equity securities registered pursuant to Section 12 of the Exchange Act), failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act for the most recent fiscal year or prior fiscal years.

Standing Committees

     Currently, our Company's only standing committee is its Audit Committee, on which two directors, Mr. Charles Champion and Mr. Robert Gigliotti, presently serve. The purpose of the committee is to serve as the primary link between the board of directors and our independent auditors, and to assist the board of directors in proactively overseeing the integrity of our Company's financial reporting process, our system of internal accounting controls, and in ensuring that investors receive a balanced, complete, transparent picture of our Company's financial condition and results. During the last fiscal year, the committee met twice. Our Company's board of directors has adopted a written charter for the audit committee, a copy of which is attached as an appendix to this Information Statement. The two members of the audit committee are "independent" within the meaning of the NASD's listing standards.

     Audit Committee Report - The audit committee has certified that (1) the committee has reviewed and discussed with management the audited financial statements for the year ended September 30, 2001; (2) the committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; (3) the committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence; and (4) based on the review and discussion referred to in paragraphs (1) through (3) above, the committee has recommended to our Company's board of directors that the audited financial statements for the year ended September 30, 2001, be included in our Annual Report to Stockholders on Form 10-KSB/A for the year ended September 30, 2001, a copy of which is enclosed with this Information Statement. The audit committee report was signed by the committee's two members, Mr. Charles Champion (Chair) and Mr. Robert Gigliotti, and is attached as an exhibit to the Annual Report on Form 10-KSB/A accompanying this Information Statement.


           Colmena Corp. Information Statement, Dated April 2, 2002

Meetings of the Board of Directors

     During the last full fiscal year, our board of directors held nine regularly scheduled meetings and six special meetings. All incumbent directors attended 75% or more of the total number of meetings of the board of directors and 75% or more of the total number of committees of the board on which the director served.


                             EXECUTIVE COMPENSATION
                             ----------------------

Summary Compensation Table
--------------------------
                                                     Long Term Compensation
                                                     ----------------------
                  Annual Compensation                Awards                             Payouts
                  ------------------                 ------                             -------
                                                                       Securities
                                            Other                      Underlying       Long          All
Name &                                      Annual   Restricted        Options &        Term          Other
Principal                                   Compen   Stock             Stock Apprecia-  Incentive     Compen
Position          Year     Salary   Bonus   sation   Awards            tion Rights      Payouts       sation
--------          ----     ------   -----   ------   ------            -----------      -------       ------
Mrs. Lindsey (1) 1999      *        *       *        *                 20,000           *              *
Mrs. Lindsey (1)  2000     *        *       *        *                 24,000           *              *
Mr. Joffe (2)     2000     *        *       *        $ 6,000           *                *              *
Mr. Joffe (2)     2001     *        *       *        $ 1,735           *                *              *
Mr. Dmytryk (3)   2001     *        *       *        $23,875           *                *              *
Mrs. Lindsey (4)  2001     $2,442   *       *        $15,058           *                *              *
Mr. Dornan (5)    2001     $7,692   *       *        $ 8,750           *                *              *


(1) For services as our Company's secretary, at an exercise price of $0.05 in 1999 and $0.02 in 2000, per share of common stock.
(2) For services as our Company's president from May 1999 to May 2001 (payable at the end of each year of service).
(3) For services as our Company's president and chief executive officer since June 2001.
(4)  For services as our Company's vice president and secretary.
(5)  For  services  as our  Company's  general  counsel.  * Not  Applicable


Options and Stock Appreciation Rights (SAR) Grants Table

For Fiscal Year Ended September 30, 2001:

              Quantity of          Percentage of Total
              Securities           Options or Stock
              Underlying           Appreciation          Exercise
              Options & Stock      Rights Granted        or Base
              Appreciation         to Employees          Price Per    Expiration
Name          Rights Granted       In Fiscal Year        Share        Date
----          --------------       --------------        -----        ----

None (see "Compensation of Directors" below; no executive officer was granted such options or SARs)

           Colmena Corp. Information Statement, Dated April 2, 2002

Aggregated Option & Stock Appreciation Right Exercises and Fiscal Year-End Options & Stock Appreciation Rights Value Table

                                    Number of
                                    Securities
                                    Underlying
                                    Options &        Value of
                                    Stock            Unexercised
                                    Appreciation     In-the-Money
        Shares                      Rights at        Options & Stock
        Acquired       Value        Fiscal           Appreciation Rights
Name    On Exercise    Realized     Year End         at Fiscal Year End
----    -----------    --------     --------         ------------------

None


Long Term Incentive Plan Awards Table

Long Term Incentive Plans - Awards in Last Fiscal Year

                                 Performance
                     Number      or Other
Name                 of Units    Period Until
of                   or Other    Maturation
Executive Officer    Rights      or Payout       Threshold     Target   Maximum
-----------------    ------      ---------       ---------     ------   -------

Not Applicable


Compensation of Directors

Standard Arrangements

     During the fiscal year that started on October 1, 2000 and ended on September 30, 2001, the members of our Company's board of directors were compensated through the grant of warrants to purchase shares of our Company's common stock, as disclosed in the following table:

                                Date of    Expiration    Exercise     Underlying
Name & Category                 Option     Date          Price        Shares
---------------                 ------     ----          -----        ------
Anthony Q. Joffe (1)             (2)       (3)           $0.05        100,000
Charles J. Champion, Jr. (1)     (2)       (3)           $0.05        100,000
Robert S. Gigliotti (1)          (2)       (3)           $0.05        100,000
Vanessa H. Lindsey (1)           (2)       (3)           $0.05        100,000
David K. Cantley                 (4)       (3)           $0.02          8,000
Lawrence R. Van Etten            (4)       (3)           $0.02         28,000
------------

(1) Directors who have served on the board for one or more years and received additional compensation
(2)  January 11, 2001
(3)  December 31, 2002
(4)  July 27, 2001



           Colmena Corp. Information Statement, Dated April 2, 2002

Employment   Contracts,   Termination   of  Employment  and  Change  in  Control
Arrangements.

     During the fiscal year that started on October 1, 2000 and ended on September 30, 2001, our Company had no employment contracts, termination of employment or change in control arrangements with any of its executive officers, except as set forth below.

Employment Agreements

Mr. Joffe

     On May 4, 1999, our Company's board of directors elected Anthony Q. Joffe as its president. The agreement was for an initial term of one year, with renewal thereafter from year to year unless the Company or Mr. Joffe gave at least 60 days notice prior to the end of the then-current term of an intention not to renew, and contained confidentiality & non-competition clauses. For every year of service, Mr. Joffe was to be compensated for his services with 200,000 shares of the Company's common stock, provided he remained employed for 365 consecutive days, was not discharged for cause, and complied with all of his obligations under the employment agreement. Mr. Joffe served for a total of two years and was issued 224,788 common shares (with 175,212 additional shares still issuable, pending a sufficient increase in capitalization by our Company's stockholders). A copy of the Joffe employment agreement was filed as an exhibit to our Company's report on Form 10-KSB for the year ended September 30, 1998. The agreement terminated as of May 3, 2001, upon completion of the second year of service.

Mrs. Lindsey

     On January 12, 1999, our Company's board of directors elected Vanessa H. Lindsey as its secretary. Our Company agreed to compensate Mrs. Lindsey for her services as secretary through December 31, 1999 by granting her a common stock purchase warrant to purchase 20,000 shares of our Company's common stock at a price of $0.05 per share, exercisable during the period starting on January 1, 2000 and ending on January 12, 2002. On January 3, 2000, our Company agreed to compensate Mrs. Lindsey for her services as secretary through December 31, 2000 by granting her a non-qualified stock option to purchase 24,000 shares of our Company's common stock at a price of $0.02 per share, exercisable during the period starting on January 1, 2001 and ending on December 31, 2002. A copy of the agreement to serve as corporate secretary was filed as an exhibit to our Company's report on Form 10-KSB for the year ended September 30, 1998.

     Effective June 14, 2001, our Company entered into an employment agreement with Mrs. Lindsey pursuant to which she is engaged as our Company's vice president and secretary. The agreement is for a term of one year, with renewal thereafter from year to year unless either our Company or Mrs. Lindsey gives at least 60 days' notice prior to the end of the then-current term of an intention not to renew, and contains confidentiality and non-competition clauses. As consideration for Mrs. Lindsey's services, our Company has agreed to compensate her according to our Company's pro rata share (assuming a 40 hour work week) of a base salary of $5,000.00 per month, for time actually devoted to her duties on behalf of our Company. This compensation is paid at the end of each month, and is paid partly in cash and partly in an amount of our Company's common stock calculated by using the average closing transaction price of the stock for the month then-ended. A copy of Mrs. Lindsey's employment agreement was filed as an exhibit to our Company's report on Form 10-KSB for the year ended September 30, 1999.

Mr. Dmytryk

     Effective June 14, 2001, our Company entered into an employment agreement with Mr. Dmytryk pursuant to which he is engaged as our Company's president and chief executive officer. The agreement is for a term of one year, with renewal thereafter from year to year unless either our Company or Mr. Dmytryk gives at least 60 days' notice prior to the end of the then-current term of an intention not to renew, and contains confidentiality and non-competition clauses. As consideration for Mr. Dmytryk's services, our Company has agreed to compensate him at the rate of $50.00 per hour for services to our Company, plus reimbursement for all reasonable expenses related thereto. This compensation is paid at the end of each month, and is currently paid by an equivalent amount of our Company's common stock calculated by using the average closing transaction price of the stock for the month then-ended. A copy of Mr. Dmytryk's employment agreement was filed as an exhibit to our Company's report on Form 10-KSB for the year ended September 30, 1999.

           Colmena Corp. Information Statement, Dated April 2, 2002

Mr. Dornan

     Effective June 18, 2001, our Company engaged Kevin W. Dornan, Esquire, as its general counsel. As consideration for his services, our Company has agreed to compensate him according to our Company's pro rata share (based on the number of Yankees' clients for whom he is providing legal services) of (1) his current base salary of $40,000.00 per year and (2) $2,500.00 per month in common stock. The stock portion is paid at the end of each month, and is paid by an equivalent amount of our Company's common stock calculated by using the average closing transaction price of the stock for the month then-ended. A copy of Mr. Dornan's engagement agreement was filed as an exhibit to our Company's report on Form 10-KSB for the year ended September 30, 1999.

Report of Re-Pricing of Options or Stock Appreciation Rights

     To the best knowledge of our Company, management did not re-price any options or stock appreciation rights previously granted to any of our Company's executive officers, whether by amendment, cancellation or replacement grants, or any other means.

     Except as disclosed below, our Company has not adjusted or amended the exercise price of stock options or stock appreciation rights previously awarded to any of the named directors or executive officers, whether through amendment, cancellation or replacement grants, or any other means, nor are any such adjustments or amendments currently contemplated:

1. On January 4, 2001, our Company and Yankees entered into a new strategic consulting agreement, pursuant to which Yankees will bill at its standard hourly rates for all work as to which a prior written arrangement with different terms has not been entered into; however, no hourly billable services will be provided except at the Client's specific request, and the service of Yankees' directors, Messrs. William A. Calvo, III, and Leonard Miles Tucker, will be provided at the fixed rate of $10,000 per month, in the aggregate, (a substantial reduction in historical fees accrued on an hourly basis) payment for which will be deferred and accrued until adequate funds become available. The agreement also permits Yankees to accept payment in capital stock at the conversion rate of 50% of the fair market value of such stock.

2. On or about January 12, 2001, the expiration date of the options granted to the members of our Company's board of directors and its executive officers who assumed office on and after January 12, 1999, was extended until January 12, 2002.

 Plans of Compensation Beginning in 2002

     Subject to ratification at the Annual Meeting of Stockholders, new plans of compensation for directors, officers and employees of our Company are discussed below at "Plans of Compensation."

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the date of this Information Statement, our Company's only currently outstanding voting securities were 20,000,000 shares of common stock, $0.01 par value, with each share entitled to one vote. The following tables disclose information concerning ownership of our Company's common stock by officers, directors and principal stockholders (holders of more than 5% of our Company's common stock). Because our Company currently has no additional shares available for issuance, the following two tables assume that no person currently has the right to acquire additional securities of our Company within sixty days as specified in Commission Rule 13(d)(1). Nonetheless, the associated footnotes indicate the number of shares to which such persons may become entitled in the event our Company's stockholders authorize an increase in capitalization at the Annual Meeting of Stockholders.

     All footnotes to the tables follow the second table.



           Colmena Corp. Information Statement, Dated April 2, 2002

     Security Ownership of Certain Beneficial Owners

     As of the  date  of  this  Information  Statement,  the  following  persons
(including any "group") are, based on information available to our Company, beneficial owners of more than five percent of our Company's common stock (its only class of voting securities).

                                            Amount
                                            and Nature              Percent
                                            Of Beneficial           of
Name and Address of Beneficial Owner (1)    Ownership (2)           Class
----------------------------------------    -------------           -----

The Yankee Companies, LLC.
and its members (3) (4) (5)                  (4)                     (4)
2500 North Military Trail, Suite 225;
Boca Raton, Florida 33431.

Tucker Family Spendthrift Trust (3)
2500 North Military Trail, Suite 225;
Boca Raton, Florida 33431
and
Calvo Family Spendthrift Trust (5)           8,082,500               40.4%
1941 Southeast 51st Terrace;
Ocala, Florida 34471

Richard C. Peplin and affiliates (13)        2,202,041               11%
25100 Detroit Road,
Westlake, Ohio 44145

SBV Holdings, Inc. (15)                      1,844,444               9.2%
3350 NW Boca Raton Blvd., Suite B38,
Boca Raton, FL 33431


         Security Ownership of Management

     As of the date of this Information Statement, the following Table discloses our Company's common stock (the only outstanding class of equity securities for our Company, its parents or subsidiaries held by persons other than our Company) other than directors' qualifying shares, beneficially owned by all directors and nominees, naming them each; each of the named executive officers as defined in
Item 402(a) of Commission Regulation S-B; and all directors and executive officers of our Company as a group, without naming them. The table shows in the second column the total number of shares currently owned and in the third column the percent owned.

Name and Address of                       Amount        Nature of       Percent
Beneficial                                Of Equity     Beneficial      of
Owner (1)                                 Owned         Ownership       Class
---------                                 -----         ---------       -----

Robert S. Gigliotti                       90,000         (6)             0.5%
901 Wilshire Drive, Suite 400;
Troy, Michigan 48084

Anthony Q. Joffe                         224,788         (7)             1.1%
101 Southwest 11th Avenue;
Boca Raton, Florida 33486

Edward C. Dmytryk                         91,055         (8)             0.5%
315 Premier Vista Way;
St. Augustine, Florida 32080

Kevin W. Dornan, Esquire                  88,068         (9)             0.5%
5001 Southwest 20th Street;
Ocala, Florida 34474

Vanessa H. Lindsey                       279,378         (10)            1.4%
340 Southeast 55th Avenue;
Ocala, Florida 34471

Charles J. Champion                        (11)          (11)            (11)
Post Office Box 952259;
Lake Mary, Florida 32795

Lawrence R. Van Etten                    136,147         (12)            0.7%
1601 North 15th Terrace;
Hollywood, Florida 33020

All officers and directors as a group    909,436          (2)         4.5% (14)

           Colmena Corp. Information Statement, Dated April 2, 2002

Footnotes to Tables of Principal Stockholders and Tables of Executive Officers and Directors

The following footnotes apply to the preceding two tables:

(1) This table pertains to common stock, currently our Company's only outstanding equity securities.
(2)  Beneficial and record.
(3) The Tucker family is comprised of Leonard Miles Tucker; Michelle Tucker, his wife; Shayna and Montana, their minor daughters; and Jerrold Tucker, Mr. Tucker's father. Mr. Jerrold Tucker holds 470,000 shares in trust for Shayna and Montana, his minor granddaughters, and holds voting and investment power over those shares; 100,000 shares are held by Blue Lake Capital Corp., a Florida corporation owned by Mrs. Tucker, who holds voting and investment power over those shares; and 3,756,250 shares are held by the Tucker Family Spendthrift Trust (the "Tucker Trust") for which Leonard and Michelle tucker serve as the trustees and who each hold voting and investment power over those shares. For purposes of this Item 11, the Tucker Trust and the Calvo Family Spendthrift Trust (see footnote 5 immediately below) (the "Calvo Trust") are being treated as a "group" because they acquire their shares as the two 50% members of Yankees. Each trust, however, owns and disposes of its shares separately, and the shares are in no way subject to any shareholders agreement. If treated separately, the Tucker trust holds 4,326,250 shares (21.6% of the class), and the Calvo Trust holds 3,756,250 (18.8% of the class).
(4) The Yankee Companies, LLC., is a Florida limited liability company, 50% of which is owned by the Tucker Trust and 50% of which is owned by the Calvo Trust. Yankees currently holds no shares of our Company's stock, having distributed all shares it has acquired to date to its members. At such time as a sufficient increase in capitalization is authorized by our Company's stockholders, Yankees would have the right to acquire 28,549,939 shares (including the 10,274,970 shares already issuable) if it fully converted its Class A Bond at that time.
(5) The Calvo family is comprised of William A. Calvo, III; Cyndi Calvo, his wife; and William, Alexander and Edward, their minor sons. All the shares are held by the Calvo Trust for which William and Cyndi Calvo serve as the trustees and who each hold voting and investment power over those shares.
(6) Mr. Gigliotti has served as a member of our Company's board of directors since December 11, 1997, as a member of the audit committee since November 4, 1999, and as its secretary from November 10,1997 until January 12, 1999. Mr. Gigliotti currently holds 90,000 shares, and holds warrants to acquire 230,000 shares that would become exercisable if our Company's authorized capital is sufficiently increased.
(7) Mr. Joffe has served as a member of our Company's board of directors since January 12, 1999, and as its president and chief executive officer from May 4, 1999 to May 14, 2001. Mr. Joffe currently holds 224,788 shares, and if our Company's authorized capital is sufficiently increased, would receive an additional 175,212 shares for his services through May 2001. He also holds warrants to acquire 242,000 shares that would become exercisable if our Company's authorized capital is sufficiently increased.
(8) Mr. Dmytryk was elected as a member of our Company's board of directors and as its president and chief executive officer on May 14, 2001. Mr. Dmytryk currently holds 91,055 shares, and if our Company's authorized capital is sufficiently increased, would receive an additional 630,058 shares for services rendered to our Company to date.
(9) Mr. Dornan was elected as our Company's general counsel effective June 18, 2001. Mr. Dornan currently holds 88,068 shares, and if our Company's authorized capital is sufficiently increased, would receive an additional 230,159 shares for services rendered to our Company to date.
(10) Mrs. Lindsey was elected as our Company's secretary on January 12, 1999, as a member of our Company's board of directors effective February 1, 2000, and as its Vice-President on June 14, 2001. Mrs. Lindsey currently holds 279,378 shares, and if our Company's authorized capital is sufficiently increased, would receive an additional 401,616 shares for services rendered to our Company to date. She also holds warrants to acquire 204,000 shares that would become exercisable if our Company's authorized capital is sufficiently increased.
(11) Mr. Champion has served as a member of our Company's board of directors since January 12, 1999. Mr. Champion currently owns no shares, but holds warrants to acquire 242,000 shares that would become exercisable if our Company's authorized capital is sufficiently increased.

            Colmena Corp. Information Statement, Dated April 2, 2002

(12) Mr. Van Etten was elected as a member of our Company's board of directors on May 31, 2000. Mr. Van Etten currently holds 136,147 shares and holds warrants to acquire 28,000 shares that would become exercisable if our Company's authorized capital is sufficiently increased.
(13) Mr. Peplin served as our Company's president, chief executive officer, as a member of our Company's board of directors and as its chair from November 10, 1997 until May 4, 1999 (except that he resigned as chairman on March 3,
     1999). Lakewood Mfg. Co. is an entity controlled by Mr. Peplin, and Lakewood Mfg. Co.'s 793,944 shares are therefore included in Mr. Peplin's total number of shares shown in the table.
(14) Upon a sufficient increase in our Company's capitalization, if all officers and directors were issued the shares to which they are entitled for services rendered, and if they exercised all warrants, as a group they would own 3,292,481, which would represent approximately 14.7 % of the class at that time.
(15) Our Company is advised that SBV Holdings is owned by Elliott and Shelly Loewenstern (as tenants by the entirety) such that each of them has voting and investment power over the shares held by SBV.

Changes in Control

     During the last fiscal year, material changes in control have taken place. Based on Yankees current stock ownership of approximately 40% and its option to acquire up to 75% of our Company's common stock, Yankees and its members should be deemed to currently control our Company and to have the capacity to pass matters to be acted on at stockholders meetings. Except for the foregoing, to the best knowledge and belief of our Company, there are no arrangements, understandings, or agreements relative to the disposition of our Company's securities, the operation of which would at a subsequent date result in a change in control of our Company.


         MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING OF STOCKHOLDERS


RATIFICATION OF REACTIVATION OF CORPORATE CHARTER

     Our Company inadvertently failed to file its annual report with the State of Delaware, as a result of which it was administratively dissolved. On August 13, 2001, our Company was reinstated as a Delaware corporation in good standing; however, Section 312 of the Delaware General Corporation Law requires that a meeting of the Corporation's stockholders be called as soon as is convenient after such reinstatement to ratify the reactivation of the charter and to elect a full board of directors.

Election of Directors

     Our Company's board of directors currently consists of six members. The seven nominees named on the following pages have been recommended to the board of directors by Yankees, our Company's strategic consultant and whose members indirectly hold the largest block of our Company's common stock (approximately


            Colmena Corp. Information Statement, Dated April 2, 2002

40%). The nominees include the six current directors and Mr. Guillermo Calvo-Garavito, the father, father in-law and grandfather of beneficiaries of the Calvo Family Spendthrift Trust, one of the two members of Yankees.

     Each nominee has consented to stand for election and has executed an agreement to serve as a member of our board of directors , if elected (a form of which is included as an exhibit to this Information Statement"), delineating his or her anticipated responsibilities and in certain cases, anticipated compensation (based on the proposed plan to be submitted to the stockholders at the Annual Meeting of Stockholders). Consequently, the board of directors does not anticipate that any nominee will be unavailable to serve. In the event that one or more of the nominees should become unavailable to serve at the time of the Annual Meeting of Stockholders, the stockholders may either elect fewer than seven directors or elect other currently unknown persons properly nominated at the meeting. The designation of substitute nominees by the board of directors is authorized in our Company's By-laws. If no substitute nominee(s) are designated, the size of the board of directors may be reduced or the vacancies may be subsequently filled by the board of directors. Director elections are determined by a plurality of the votes cast.

     In order to assure active participation in our Company's management by the members of our Company's board of directors, based on recommendations by Yankees, our board of directors has adopted:

* Amendments to our Company's certificate of incorporation, subject to stockholder ratification, providing for the automatic expiration of the term of any director who misses three (3) of the regular monthly meetings of the board of directors, or three (3) consecutive special meetings of the board of directors, or three (3) consecutive meetings of any committee on which such director serves (see "Charter Amendments," below); and

* A directors compensation plan that includes compensation based on attendance at meetings of the board of directors and its committees, service on committees, and leadership roles in the committees of the board of directors (see "Plans of Compensation," below).

     Based on information provided to our Company's general counsel, during the five year period ending on September 30, 2001, no current director, person nominated to become a director, executive officer, promoter or control person of our Company has been a party to or the subject of:

(1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) Any conviction in a criminal proceeding or pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or,

(4) Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to stockholder ratification, the board of directors, acting upon the recommendation of the audit committee, has reappointed the firm of Salberg & Company, P.A., Certified Public Accountants and Consultants, as independent accountants to examine our Company's financial statements for the fiscal year ending September 30, 2002. Ratification requires the affirmative vote of a majority of eligible shares present at the Annual Meeting of Stockholders, in person or by proxy, and voting thereon. If this appointment is not ratified by stockholders, the audit committee may reconsider its recommendation.

     One or more representatives of Salberg & Company are expected to be at the Annual Meeting of Stockholders. They will have an opportunity to make a statement and will be available to respond to appropriate questions.


            Colmena Corp. Information Statement, Dated April 2, 2002

     The aggregate fees billed by Salberg & Company for professional services rendered during the fiscal year ended September 30, 2001 were as follows:

     Audit Fees: $8,000 ($5,000 for the audit of our Company's annual financial statements for the most recent fiscal year, and $3,000 for the reviews of financial statements in our Company's Forms 10-QSB for that fiscal year)

     Financial Information Systems Design & Implementation Fees: None

     All Other Fees: None


CHARTER AMENDMENTS

     Our Company's board of directors has adopted a resolution and declared its advisability, subject to ratification at the Annual Meeting of Stockholders, to amend our Company's certificate of incorporation as follows:

o Article III will be repealed and replaced with an amendment that will have the effect of limiting the purposes for which our Company is organized. The purpose of this amendment is to clarify that such purposes include "any and all lawful business" except for specified regulated activities, such as an investment company or a broker-dealer.

o Article IV will be repealed and replaced with an amendment that will have the effect of modifying our Company's authorized capital. The authorized common stock will be increased from 20,000,000 shares to 650,000,000 shares, with a par value of $0.01, and 10,000,00 additional shares will be authorized as preferred stock, with a par value of $0.001. The purpose of this amendment is to permit our Company to engage in future acquisitions, comply with existing obligations to issue shares of its common stock to Yankees and to our Company's officers and directors, and to facilitate any proposed settlements of outstanding creditor claims. This proposed amendment is further discussed below at "Proposed Increase in Authorized Common Stock."

o A new Article XI will be added that will have the effect of authorizing our Company's board of directors, without further stockholder approval, to amend our certificate of incorporation from time to time for specified purposes.

     The portion of the amendment pertaining to any change in our Company's name (although no specific name change is contemplated at this time) would permit the board of directors in the future to adopt a name for our Company more in line with our Company's activities as undertaken in the future.

     The portions of the amendment pertaining to future changes in capital is based on concerns over certain aspects of Delaware's corporate franchise taxes that penalize corporations for authorized but unissued securities, and will permit our Company to increase its authorized capital as required to effect acquisitions without maintaining a large quantity of authorized but unissued securities. Any such future increases would be done in stages so that at all times relevant for purposes of determining the amount of corporate franchise tax payable (which increases materially in proportion to the amount of a corporation's authorized but unissued capital stock) , there would be no more than 10,000,000 shares of capital stock authorized but unissued.

     This proposed Article XI also makes it potentially more difficult for a third party to take over our Company without the consent of its board of directors. Such provisions, if employed by directors who did not have the best interests of our Company's stockholders at heart, or by directors who, while in good faith, were wrong about the best interests of our Company's stockholders, could deprive our stockholders of favorable business opportunities, while permitting the subject directors and our Company's management to remain entrenched in office. Our Company's board of directors believes that such risks are justified because such provisions provide material assurances to companies acquired and personnel hired by our Company or its subsidiaries that they will be able to rely on the commitments made to them and to effectuate long-term plans, without undue concerns about disruptive short-term speculators. This amendment, however, is not based on concerns over currently likely takeover attempts. Although our Company's officers and directors owe its stockholders strong fiduciary obligations, no assurances can be provided that in the future, unscrupulous or incompetent people will not abuse or misuse such powers, to the stockholders' detriment.

            Colmena Corp. Information Statement, Dated April 2, 2002

     This amendment is also designed to avoid having to expend funds for legal, auditing, printing, mailing and facilities required to conduct numerous stockholders meetings at which the only topics for action would be a modification in authorized capital or possible name change. The board of directors will take reasonable steps to ensure that any future amendment pursuant to proposed Article XI complies with then-current Delaware law. It is possible, however, that some of amendments permitted by proposed Article XI may never be able to be effected by the board of directors because of current or future requirements of Delaware law.

o A new Article XII will be added that will have the effect of specifying the quorum required for stockholder meetings. Our certificate of incorporation currently does not specify a required quorum, and the purpose of this amendment is to expressly adopt the quorum provision set forth in Delaware's General Corporation Law, Section 216 (1).

o A new Article XIII will be added that will have the effect of providing traditional Delaware corporate provisions (Delaware General Corporation Law, Sections 102 (b) (2) and 302) pertaining to compromise and arrangement. The purpose of the amendment is to facilitate settlement of any lawsuits between our Company and its creditors or stockholders that might be brought in the future.

o A new Article XIV will be added that will have the effect of providing for the automatic expiration of the term of any director who misses three (3) of the regular monthly meetings of the board of directors, or three (3) consecutive special meetings of the board of directors or of any board committee on which the director sits. As provided for in our Company's bylaws, resulting vacancies would be filled by the board of directors, and the term of any replacement director would expire at the conclusion of the next annual meeting of our Company's stockholders (following their election) subject to the election, qualification and assumption of office by their successors. The purpose of the amendment is to help ensure that the business and affairs of our Company are being managed in an informed manner.

     Except for providing our Company's board of directors with the power to amend our Company's certificate of incorporation without further stockholder approval in order to change our Company's name and to modify its capital structure, and restricting our Company from engaging in certain regulated activities, the foregoing amendments do not, in the opinion of our Company's management, involve any material matters.

     If the proposed amendments are ratified by the stockholders, notwithstanding such authorization, the board of directors will be authorized, at any time prior to the effectiveness of the filing of the amendment with the Delaware secretary of state, to abandon any such proposed amendment without further action by the stockholders.

Proposed Increase in Authorized Common Stock

     The board of directors believes that an immediate increase in authorized capital is necessary because our Company has issued all of its authorized common stock during the past several years as payment for services rendered and to settle outstanding creditor claims. The current number of authorized shares of common stock is 20,000,000, and the current deficit is 31,249,652 shares, of which (11,872,683 shares are issuable, and 19,376,969 shares are for reserves).

     The shares "issuable" (i.e., which our Company currently has obligations to issue) are as follows: 10,274,970 shares to Yankees pursuant to its anti-dilution rights under its convertible bond (discussed above in "Certain Relationships and Related Transactions"); 1,030,495 shares to Strategica Services Corporation pursuant to a settlement agreement (discussed more fully in the Form 10-KSB/A that accompanies this Information Statement); 175,212 shares to Anthony Q. Joffe for his past services as our Company's president; 213,671 shares to Edward C. Dmytryk for his services as our Company's CEO and president; 114,843 to Vanessa H. Lindsey for her services as our Company's vice-president and secretary; and 63,492 to Kevin W. Dornan for his services as our Company's general counsel.

           Colmena Corp. Information Statement, Dated April 2, 2002

     Shares are also "reserved" for the purpose of meeting our Company's obligations to issue shares in the event those persons currently holding warrants or conversion rights exercise their rights to acquire additional shares, and are as follows: 1,102,000 shares reserved for past and present officers and directors who currently hold valid warrants; and 18,274,969 shares reserved for Yankees in the event it were to fully convert its convertible bond at this time.

     As noted above, our Company has commitments to Yankees, which has been our principal funder for the past several years, requiring us to issue additional securities, which cannot be done without increasing our authorized capitalization. Yankees consented to such deficiency in order to permit our Company to use shares of its common stock reserved for issuance to Yankees for other purposes based on Yankees' belief that it owns an amount of common stock sufficient to cause the adoption of the charter amendments increasing the authorized capital. Yankees has loaned $112,714.73 in principal to our Company from May 1999 through January 2002, is owed $140,000 in accrued consulting fees as of the end of February 2002, and upon the effectiveness of an increase in capitalization, 10,274,970 shares will be issuable to Yankees under the anti-dilution provisions of the convertible bond between our Company and Yankees. If Article IV is adopted, Yankees also retains the right under its Class A convertible bond, upon full conversion of the bond, to acquire 75% of the outstanding and reserved capital stock at the time conversion is completed. (The number of shares comprising that 75% cannot be calculated at this time but could only be determined at the time of complete conversion. It is based on (a) the number of shares actually "outstanding" at the time of conversion, plus (b) the number of shares "reserved" (as that term is used above) for persons other than Yankees, and is not based on the number of "authorized" shares. If Yankees were able to fully exercise its rights at this time, it would have the right to acquire another 18,274,969 shares in addition to the shares already issuable to it, which would result in its (or its members) owning approximately 75% of our Company's common stock.)

     The board of directors also believes that it is critical for the authorized capital to be increased in order to implement an acquisition program and to continue to retain competent officers and directors, who, at present, can be compensated only through issuance of shares of our Company's capital stock. Our Company anticipates that its capital needs for the next twelve months (January-December 2002) will be approximately $135,000.

     The increase in our Company's authorized capitalization will greatly increase the probability that your percentage of ownership in our Company's common stock will be materially diluted. However, in the opinion of our Company's board of directors, no new operations can be acquired or personnel retained without issuance of additional Company securities and consequently, the board of directors has determined that it is more likely than not that while each current stockholder's percentage of ownership in our Company will be diluted, the value of such diluted interest is likely to be greater than if our Company's authorized capitalization were not increased.

TEXT OF PROPOSED CHARTER AMENDMENTS

     At the Annual Meeting of Stockholders, qualified stockholders will vote on adoption of amendments to our Company's certificate of incorporation as a result of which, the following articles will read as set forth herein:

     Article III:      Purposes:

     This Corporation is organized for the purpose of transacting any and all lawful business; provided, however, that it shall not:

     A. Engage in any activities that would subject it to regulation as an investment company under the Federal Investment Company Act of 1940, as amended, unless it shall have first qualified and elected to be regulated as a small business development company pursuant to Sections 54 et. seq., thereof, and limits its investment company activities to those permitted thereby; or

     B. Engage in any activities which would subject the Corporation to regulation as a broker dealer in securities subject to regulation under the Securities Exchange Act of 1934, as amended, or as an investment advisor subject to regulation under the Investment Advisors Act of 1940, as amended; or

     C. Engage in any other activities requiring the Corporation to comply with governmental registration and supervision, unless it has completed such registration and conducts itself in full compliance with such supervisory requirements.

           Colmena Corp. Information Statement, Dated April 2, 2002

     Article IV:       Capitalization

     The capital stock of this Corporation shall be divided into 660,000,000 shares, allocated as follows:

     A. 650,000,000 shares, with a par value of $0.01 per share, shall be designated as common stock.

     B. 10,000,000 shares shall be designated as preferred stock, $0.001 par value, with all preferences and characteristics to be determined by the Corporation's Board of Directors on a case-by-case basis, prior to issuance but subject to compliance with the requirements of Sections 103, 151 and 102(4) of the Delaware General Corporation Law.

     Article XI:       Amendments of Certificate by Board of Directors:

     The Corporation's Board of Directors is hereby authorized, without further stockholder approval, to amend this Certificate from time to time, in order to:

     A.   Increase the Corporation's authorized capital;

     B. Decrease the Corporation's authorized capital, provided that such decrease may not affect any issued and outstanding shares;

     C. Effect splits or reverse splits of the Corporation's common or preferred stock; and


     D.   Change the name of the Corporation.

     Article XII:      Quorum:

     Unless otherwise provided for in the Corporation's bylaws, a majority of the shares entitled to vote, represented in person or by proxy, shall be required to constitute a quorum at a meeting of stockholders.

     Article XIII:     Compromise & Arrangement

     A. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the ap plication in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.

     B. If a majority in number representing three fourths in value of the creditors or class of creditors or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to compromise or arrangement and to any reorganization of this Corporation as consequence of said compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     Article XIV       Accelerated Expiration of Term as Director

     Notwithstanding any other provisions in this Certificate of Incorporation or in the Corporation's bylaws to the contrary, the term of any director who misses three (3) of the regular monthly meetings of the board of directors, or three (3) consecutive special meetings of the board of directors, or three (3) consecutive meetings of any committee on which such director serves as a member, during any term as director, shall be deemed to have expired on the last day of the month in which it can be determined that the requisite level of attendance is no longer achieved, and a new director shall be elected at the next regular or special meeting of the board of directors to fill the balance of the term of the director whose term has been deemed to expire.

           Colmena Corp. Information Statement, Dated April 2, 2002

PLANS OF COMPENSATION

Compensation of Members of Our Company's Board of Directors

     Based on a proposal by Yankees, subject to ratification by our Company's stockholders at the Annual Meeting of Stockholders for which this Information Statement has been prepared, the board of directors has passed a resolution providing that the seven nominated members of our Company's board of directors who are not provided other compensation by our Company's subsidiaries, be compensated for their services during the period ending on December 31, 2002, as follows:

* For basic service as a member of our Company's board of directors, 10,000 shares of our Company's common stock per month, which shall be deemed earned on the last day of the month served.

* For service on the audit or executive committee an additional 5,000 shares per month, which shall be deemed earned on the last day of the month served.

* For service on any other committee an additional 2,500 shares per month, which shall be deemed earned on the last day of the month served.

* For service as the chair of the audit or executive committee an additional 2,000 shares per month, which shall be deemed earned on the last day of the month served.

* For service as the chair of any other committee an additional 1,000 shares per month, which shall be deemed earned on the last day of the month served.

* For attendance at any meeting of the board of directors or a committee thereof, in person, an additional 1,000 shares per meeting.

* For attendance at any meeting of the board of directors or a committee thereof, in any manner other than in person, an additional 500 shares per meeting.

     All of the foregoing compensation would require that the recipient comply on a timely basis with all personal reporting obligations to the Commission pertaining to his or her role with our Company and that the recipient serve in the designated position providing all of the services required thereby prudently and in good faith. In addition to the compensation described above, our Company's directors elected at the Annual Meeting of Stockholders will be entitled to the following contingent compensation and right to indemnification:

     (1) In the event that a member of our Company's board of directors arranges or provides funding for our Company on terms more beneficial than those reflected in our Company's current principal financing agreements, copies of which are included among our Company's records available through the SEC's EDGAR web site, the director will be entitled, at his or her election, to either:

          (A)  A fee equal to 5% of such savings, on a continuing basis; or

          (B) If equity funding is provided through the director or any affiliates thereof, a discount of 5% from the lowest price at which such securities are offered to any other person for the subject equity securities if they are issuable as free trading securities, or a discount of 25% from the lowest price at which such securities are offered to any other person for the subject equity securities if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); and

          (C) If equity funding is arranged for our Company by the director and our Company is not obligated to pay any other source compensation in conjunction therewith, other than the normal commissions charged by broker dealers in securities in compliance with the compensation guidelines of the NASD, the director will be entitled to a bonus in a sum equal to 5% of the net proceeds of such funding.

           Colmena Corp. Information Statement, Dated April 2, 2002

     (2) In the event that the director generates business for our Company, then, on any sales resulting therefrom, the director will be entitled to a commission equal to 5% of the net income derived by our Company therefrom, on a continuing basis.

     (3) In the event that the director arranges for an acquisition by our Company, then the director will be entitled to compensation in an amount, in shares of our Company's common stock, equal to 5% of the net consideration paid by our Company for such acquisition, provided that if such compensation is payable to more than one person, than they shall share such compensation, pro rata, based on the nature of their entitlement to such compensation.

     Our Company will defend, indemnify and hold the members of its board of directors harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g., legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him or her in good faith on behalf of our Company, its affiliates or for other persons or entities at the request of the board of directors of our Company, to the fullest extent legally permitted, and in conjunction therewith will assure that all required expenditures are made in a manner making it unnecessary for the members of the board of directors to incur any out-of- pocket expenses; provided, however, that the director permits our Company to select and supervise all personnel involved in such defense and that the director waives any conflicts of interest that such personnel may have as a result of also representing our Company, their stockholders or other personnel, and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.

     At Yankees' recommendation, the board of directors has also resolved that at such time as our Company has, on a consolidated basis, earned a net, after tax profit of at least $100,000 per quarter for four calendar quarters, our Company will:

* Obtain insurance to cover our Company's indemnification obligations, if available on terms deemed economically reasonable under the circumstances, which do not materially, detrimentally affect our Company's liquidity at the time;

* Provide members of its board of directors who will not have overlapping coverage with health and life insurance coverage, if available on terms deemed economically reasonable under the circumstances, which do not materially, detrimentally affect our Company's liquidity at the time; and

* Pay $500 per diem cash allowance for all meetings or functions attended in person rather than by telephone or similar means at the request of our Company to all members of the board of directors who are not also officers or employees of our Company or its subsidiaries.

     All of the foregoing are reflected in a form of "Agreement to Serve as a Corporate Director" that each director nominee will have signed prior to the Annual Meeting of Stockholders, except that the stock bonus provisions will not apply to the businesses that our Company intends to acquire within the next sixty days. The securities to be issued as compensation under this agreement will be issued without registration under the provisions of Section 5 of the Securities Act and comparable provisions of the securities laws and regulations of the State of Florida, pursuant to the so-called Section 4(6) exemption for "accredited investors" which includes directors. Copies of the executed agreements will be filed as exhibits to our Company's quarterly report on Form 10-QSB or current report on Form 8-K first filed with the Commission following the Annual Meeting of Stockholders.

     The following table illustrates the benefits or amounts that would be received by or allocated to each of the following under the compensation plan for directors to be acted upon, if such plan had been in effect during the last completed fiscal year:

Name and Position                          Dollar Value         Number of Units
-----------------                          ------------         ---------------
Edward C. Dmytryk, CEO & President         $ 5,580                 69,750
Anthony Q. Joffe, CEO & President          $14,560                208,000
Executive Group                            $33,055                451,250
Non-Executive Director Group               $36,015                504,000
Non-Executive Officer Employee Group       0                      0




           Colmena Corp. Information Statement, Dated April 2, 2002

Non-Qualified  Stock Option & Stock Incentive  Plan,  Effective as of January 1,
2002

     At the Annual Meeting of Stockholders, our Company's stockholders will be asked to adopt a non-qualified stock option & stock incentive plan, effective as of January 1, 2002, for use in compensating officers and employees of our Company and its subsidiaries (the "2002 Plan"). The 2002 Plan is filed as an Appendix hereto, and is materially similar to our Company's Non-Qualified Stock Option & Stock Incentive Plan effective as of January 3 , 2000, a copy of which was filed on September 7, 2001 with the Commission as an exhibit to our report on Form 10-KSB for the year ended September 30, 1998, except that the number of shares that our board of directors has requested be reserved for issuance under the 2002 Plan will be 5,000,000.

     The purpose of the 2002 Plan is to provide an adequate quantity of our common stock for currently unforseen opportunities involving future recruitment of personnel, and establishment of performance incentives for our current employees, to attract and retain quality personnel and to make association with our Company more attractive to potential acquisition candidates. However, none of the securities involved will be issued as consideration in conjunction with any acquisitions. A maximum of 5,000,000 shares of our Company's common stock would be reserved for use in conjunction with award of options under the 2002 Plan, and such common stock could either be issued from treasury shares, authorized but theretofore unissued shares, or shares purchased from current stockholders for such purpose. The 2002 Plan will be administered by a committee of our Company's board of directors comprised exclusively of outside directors (the "Committee"), as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), and potential recipients will include directors, officers, key employees and consultants (other than consultants that would be ineligible for receipt of securities registered on Commission Form S-8 based on then-applicable rules adopted by the Commission) of our Company and its subsidiaries. The securities to be issued under this Plan will be registered on Commission Form S-8. Options issuable will be incentive stock options meeting the requirements of Section 422, et. seq. of the Code, or non-qualified stock options, with the attributes determined by the Committee, including the number of options granted, to whom, and the exercise price. As such, it is not possible at this time to quantify the benefits or amounts that would be received or allocated under the Plan. The adoption of the 2002 Plan will not restrict the ability of our Company's board of directors to authorize the issuance of securities, including stock options, outside the provisions of the 2002 Plan, on a case by case basis.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     No person who has been a member of our Company's board of directors or officer of our Company at any time since the beginning of the last fiscal year, has been nominated for election as a member of our Company's board of directors or who is an associate of any of the foregoing persons, has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon, other than elections to office, except that all of the nominees for election as directors have an economic interest in the plan for directors compensation. No director of our Company has informed our Company in writing or otherwise that the director intends to oppose any action to be taken by our Company at the Annual Stockholders Meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     Stockholders wishing to have a proposal included in our Company's information statement for our next annual meeting of stockholders must submit the proposal so that our Company's secretary receives it no later than June 30, 2002. The Commission rules set forth standards as to what shareholder proposals are required to be included in an information statement. In addition, our Company's By-Laws require that any shareholder wishing to make a nomination for director, or wishing to introduce a proposal or other business, at a shareholder meeting must give our Company at least 60 days' advance written notice, and that notice must meet certain requirements set forth in our By-Laws. Thus, any such shareholder proposal will be considered untimely if submitted after June 30, 2002. The foregoing requirement may be waived, on a case by case basis, at the stockholders meeting, as required to permit consideration of proposals submitted at the meeting by stockholders in attendance. Stockholders may request a copy of our By-Laws from the Corporate Secretary, Colmena Corp., Crystal Corporate Center; 2500 North Military Trail, Suite 225-C, Boca Raton, Florida 33431.

           Colmena Corp. Information Statement, Dated April 2, 2002

OTHER BUSINESS

     Our Company is not aware of any other matters that will be presented for shareholder action at the Annual Meeting of Stockholders.

By Order of the Board of Directors

April 2, 2002



                            /s/ Edward C. Dmytryk /s/
                                Edward C. Dmytryk
                                    President




          Colmena Corp. Information Statement, Dated April 2, 2002

                                  COLMENA CORP.
                             AUDIT COMMITTEE CHARTER

     The  following  provisions  adopted  by the board of  directors  of Colmena
Corp., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended ("Colmena" and the "Exchange Act," respectively), shall, until amended or repealed by Colmena's board of directors, govern the operations of the audit committee of Colmena's board of directors (the "Audit Committee"):

                                   WITNESSETH:

     The Audit Committee is appointed by Colmena's board of directors to assist Colmena's board of directors in monitoring (1) the integrity of Colmena's financial statements, (2) the compliance by Colmena with legal and regulatory requirements, and (3) the independence and performance of Colmena's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the United States Securities and Exchange Commission (the "Commission") and all stock exchanges or stock markets on which Colmena's securities are listed or qualified for trading (the "Self Regulatory Organizations"). The members of the Audit Committee shall be appointed by Colmena's board of directors on the recommendation of the Yankee Companies, Inc., a Florida corporation that serves as Colmena's strategic consultant, until such time as the board of directors forms nominating and governance committees comprised of independent directors, whereupon it shall become the duties of each such committee to recommend members for election to the Audit Committee from among the members of the board of directors who qualify and are neither officers, employees or consultants to Colmena or any of its subsidiaries.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of Colmena or Colmena's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to Colmena's board of directors.

     The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to Colmena's board of directors for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect Colmena's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of Colmena's financial statements.

4. Review with management and the independent auditor Colmena's quarterly financial statements prior to the filing of its Form 10-Q.

5. Review with management and the independent auditor Colmena's annual financial statements prior to the filing of its Form 10-K, and perform all tasks required under Reg. ss. 228.306 so that the Audit Committee may make an informed and independent recommendation to Colmena's board of directors in the "Audit Committee Report" required in conjunction with Form 10-K.

6. Meet periodically with management to review Colmena's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to Colmena's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

8.   Recommend  to  Colmena's   board  of  directors  the   appointment  of  the
     independent auditor, which firm is ultimately accountable to the Audit Committee and Colmena's board of directors.

9.   Approve the fees to be paid to the independent auditor.

10. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that Colmena's board of directors take appropriate action to satisfy itself of the independence of the auditor.

11. Evaluate together with Colmena's board of directors the performance of the independent auditor and, if so determined by the Audit Committee, recommend that Colmena's board of directors replace the independent auditor.

12. Review the appointment and replacement of the senior internal auditing executive.

13. Review the significant reports to management prepared by the internal auditing department and management's responses.

14. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

15. Obtain from the independent auditor assurance that Section 10A of the Exchange Act has been complied with.

16. Obtain reports from management, Colmena's senior internal auditing executive and the independent auditor that any Colmena subsidiaries are operating in conformity with generally accepted accounting practices, consistently applied ("GAAP") and with any codes of conduct or operating practices adopted therefor by Colmena's board of directors ("Colmena's Codes of Conduct").

17. Discuss with the independent auditor the matters required to be discussed by Commission Statement on Auditing Standards Number 61 relating to the conduct of Colmena's audits.

18. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and Colmena's response to that letter, including:

     (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

     (b)  Any changes required in the planned scope of the internal audit;

     (c)  The internal audit department responsibilities, budget and staffing.

19.  Prepare  the  report  required  by the  rules  of the  Commission  or  Self
     Regulatory   Organizations   to  be  included  in  Colmena's  annual  proxy
     statement.

20. Review with Colmena's General Counsel legal matters that may have a material impact on the financial statements, Colmena's compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Colmena's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and Colmena's Code of Conduct.

Dated:   August 17, 2001

Signed:           / s /Charles J. Champion /s/
Name & Title:          Charles J. Champion, Jr.,
                      Audit Committee Chairman

                                  Colmena Corp.

                Non-Qualified Stock Option & Stock Incentive Plan

                        Effective as of January 1 , 2002

                                  Colmena Corp
           Non-Qualified Stock Option & Stock Incentive Plan Indenture

State of Florida           }
County of Palm Beach       } ss.:

     Pursuant to a duly adopted resolution of its Board of Directors, currently in effect, and as authorized by the certificate of incorporation, bylaws and all applicable federal and state laws, Colmena Corp, a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Corporation"), intending to be legally bound, hereby establishes and publishes an incentive compensation plan to be known as the "Colmena Corp. Non-Qualified Stock Option & Stock Incentive Plan" (the "Plan"), as follows:

                                   Witnesseth:

                                   ARTICLE ONE
                                  INTRODUCTION

(a) Pursuant to the provisions, conditions and requirements set forth below, this Plan hereby authorizes the grant of Non-Qualified Stock Options and Incentive Stock Options, as such terms are defined in the Code and the rules and regulations promulgated thereunder.

(b)  This Plan shall become effective on January 1, 2002.

(c) The purpose of this Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders by providing Participants with an incentive for outstanding performance.

(d) This Plan is further intended to assist the Corporation in its ability to acquire compatible businesses and to retain the services of Participants upon whose judgment, interest and special effort the successful conduct of the Corporation's operations is largely dependent, and to align their personal interests with those of the Corporation and its stockholders.


                                   ARTICLE TWO
                                   DEFINITIONS

     For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

(a) "Award Agreement" shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.

(b)  "Board of Directors" shall mean the Board of Directors of the Corporation.

(c)  "Commission"   shall  mean  the  United  States   Securities  and  Exchange
     Commission.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------
This instrument is the property of the Yankee Companies, LLC.., a Florida limited liability company ("Yankees") and has been licensed for use by Colmena Corp, only for its own corporate governance purposes. No one may utilize this form or any derivations thereof without the prior written consent of Yankees.



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(e)  "Committee"  shall mean all Outside  Directors  of the  Corporation  or all
     Outside Directors appointed by the Board of Directors to serve as the Committee; provided that the Committee must always be comprised of not less than three members.

(f) "Common Stock" shall mean the common stock, par value $.01 per share, of the Corporation.

(g) "Consultant" shall mean an individual who is in a Consulting Relationship with the Corporation or any Parent or Subsidiary, other than one principally engaged in promoting the securities of the Corporation, as defined by applicable rules of the Commission excluding persons so engaged from eligibility to participate in registration of securities on Commission Form S-8.

(h) "Consulting Relationship" shall mean the relationship that exists between an individual and the Corporation (or any Parent or Subsidiary) if such individual or any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Parent or Subsidiary.

(i)  "Corporation" shall mean Colmena Corp, a Delaware corporation.

(j) "Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.

(k) "Employee" shall mean a common-law employee of the Corporation or of any Parent or Subsidiary.

(l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(m) "Executive" means an employee of the Corporation or of any Parent or Subsidiary whose compensation is subject to the deduction limitations set forth under Code Section 162(m).

(n) (1) "Fair Market Value" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers, Inc., a Delaware corporation registered as a self regulatory organization by the Commission (the "NASD"), through its NASDAQ Stock Market, Inc., subsidiary's Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose.

     (2) In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock.

     (3) An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for



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          such day. In the event the Corporation's  Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

(o)  "Good Cause" shall mean:

     (1) A Participant's willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice;

     (2) A Participant's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect;

     (3) A Participant's theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary or commission of a felony; or

     (4) The direct or indirect breach by the Participant of the terms of a related consulting contract with the Corporation or any Parent or Subsidiary.

(p)  "Incentive  Stock  Option"  shall  mean  a  stock  option   satisfying  the
     requirements for tax-favored treatment under Section 422 of the Code.

(q) "NASD" shall, unless the context requires otherwise, mean the National Association of Securities Dealers, Inc., a Delaware corporation registered as a self regulatory organization by the Commission, and its controlled subsidiaries.

(r) "Non-Qualified Option" shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

(s) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Article Seven hereof, as such terms are defined in the Code and the rules and regulations promulgated thereunder.

(t) "Option Holder" shall mean a Participant who is granted an Option under the terms of this Plan.

(u) "Outside Directors" shall mean all members of the Board of Directors of the Corporation other than those who also serve as officers, employees or consultants of the Corporation or who hold more than 10% of the Corporation's capital stock ("Inside Directors"), or who are related by marriage or consanguinity to Inside Directors, and who are classified as "outside directors" under Section 162(m) of the Code.

(v) "Parent" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

(w) "Participant" shall mean any Employee or other person participating under this Plan.

(x) "Plan Award" shall mean an Option granted pursuant to the terms of this Plan.

(y) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(z)  "Service" shall mean the United States Internal Revenue Service.

(aa) "Subsidiary" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.



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(bb) "Termination  of  Consulting   Relationship"   shall  mean  the  cessation,
     abridgement or termination of a Consultant's Consulting Relationship with the Corporation or any Parent or Subsidiary as a result of:

     (1)  The Consultant's death or Disability;

     (2) The disqualification of the Consultant from participation as a recipient of securities of the Corporation on Commission Form S-8.

     (3) The cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Parent or Subsidiary) and the Consultant (or any other entity) giving rise to the Consulting Relationship; or

     (4) If the written consulting contract is not directly between the Corporation (or any Parent or Subsidiary) and the Consultant, the Consultant's termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation, Parent or Subsidiary.


                                  ARTICLE THREE
                                 ADMINISTRATION

(a) (1) This Plan shall be administered by the Committee, which shall be composed solely of at least two Non-Employee Directors, as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act, and who also qualify as "Outside Directors".

     (2) Subject to the provisions of this Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of this Plan.

(b) A majority of the Committee shall constitute a quorum, and, subject to the provisions of Article Six of this Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee as a whole.


                                  ARTICLE FOUR
                                SHARES AVAILABLE

(a) Subject to the adjustments provided in Article Eight of this Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under this Plan shall be 5,000,000 shares.

(b) Shares of Common Stock underlying awards of securities (derivative or not) and shares of Common Stock awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited.

(c) Common Stock granted to satisfy Plan Awards under this Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

(d) Notwithstanding the foregoing, the Corporation's transfer agent and its general counsel shall:

     (1) Retain a copy of this Plan, and any amendments or supplements thereof, in its records of the Corporation's affairs;


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     (2)  Be provided with and retain copies of all  instruments  effecting Plan
          Awards;

     (3) Assure that shares adequate to meet the Corporation's obligations under the Plan are reserved for issuance in compliance herewith;

     (4) Immediately notify the Corporation and any Participants affected in the event that shares adequate to meet the Corporation's obligations under the Plan are not authorized;

     (5) Assure that, in conjunction with the issuance or transfer of any securities under the Plan, the holder complies with all reporting and registration requirements imposed under the Securities Act, the Exchange Act, comparable provisions of applicable state laws, policies of the Corporation implemented to assure compliance with all such laws and the regulations and rules promulgated thereunder, or the legally available exemptions therefrom.


                                  ARTICLE FIVE
                                   ELIGIBILITY

(a) Officers and key employees of the Corporation, or of any Parent or Subsidiary, who are regularly employed on a salaried basis as common law employees, and Consultants and directors of the Corporation or of any Parent or Subsidiary who are not Employees, shall be eligible to participate in this Plan.

(b) Where appropriate under this Plan, directors who are not Employees shall be referred to as "employees" and their service as directors as "employment".


                                   ARTICLE SIX
                             AUTHORITY OF COMMITTEE

(a) This Plan shall be administered by, or under the direction of, the Committee, which shall administer this Plan so as to comply at all times with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, to the extent such compliance is required, and shall otherwise have plenary authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business.

(b) All interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties.

(c) Subject to the express provisions of this Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the purchase price or exercise price of each Plan Award (if applicable), the period(s) during which a Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical).

(d) In addition, the authority of the Committee shall include, without limitation, the following:

     (1)  Financing.

          The arrangement of temporary financing for an Option Holder by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an Option Holder in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;



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     (2)  Procedures for Exercise of Option.

          The establishment of procedures for an Option Holder to:

          (A)  Exercise an Option by payment of cash;

          (B) Have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired;

          (C) Exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Option Holder to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Option Holder can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; and

          (D)  Engage in any form of "cashless" exercise.

     (3)  Withholding.

          The establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by any Participant to meet any obligation of withholding for taxes incurred by the Participant upon such exercise.


                                  ARTICLE SEVEN
                                  STOCK OPTIONS

(a) The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options.

(b) Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee.

(c) The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under this Plan shall be subject to the following:

     (1)  Exercise Price.

          (A) The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possesses more than ten percent(10%)of the total


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               combined  voting  power of all  classes of shares of stock of the
               Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted.

          (B) The exercise price will be subject to adjustment in accordance with the provisions of Article Eight of this Plan.

     (2)      Payment of Exercise Price.

          (A) The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised.

          (B) Such price shall be payable in cash or pursuant to any of the methods set forth in Articles Six (d)(2) hereof.

          (C) Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

     (3)   Exercisability of Options.

           (A) Except as provided in Article Seven (c)(5) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options.

           (B) The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

     (4)  Expiration of Options.

          No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

     (5) Exercise Upon Option Holder's Termination of Employment or Termination of Consulting Relationship.

          (A) If the employment of an Option Holder by the Corporation or by any Parent or Subsidiary is terminated for any reason other than death, any Incentive Stock Option granted to such Option Holder may not be exercised later than three months (one year in the case of termination due to Disability) after the date of such termination of employment.

          (B) For purposes of determining whether any Option Holder has incurred a termination of employment (or a Termination of Consulting Relationship), an Option Holder who is both an employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary shall (with respect to any Non-Qualified Option that may have been granted to him) be


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

               considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director.

          (C) Furthermore, if an Option Holder's employment (or Consulting Relationship) is terminated by the Corporation or by any Parent or Subsidiary for Good Cause or if an Option Holder voluntarily terminates his employment other than for Disability (or incurs a voluntary Termination of Consulting Relationship other than for Disability) with the Corporation or with any Parent or Subsidiary without the written consent of the Committee, regardless of whether such Option Holder continues to serve as a director of the Corporation or of any Parent or Subsidiary, then the Option Holder shall, at the time of such termination of employment (or Termination of Consulting Relationship), forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

     (6)  Maximum Amount of Incentive Stock Options.


          (A) Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the aggregate of the Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option and the fair market values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to incentive stock options granted to an Option Holder by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchased pursuant to Incentive Stock Options.

          (B) The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under this Plan, into account in the order in which they are granted.


                                  ARTICLE EIGHT
                              ADJUSTMENT OF SHARES

(a)  Recapitalization, etc.


     (1) In the event there is any change in the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted.

     (2)  Notwithstanding the foregoing:

          (A) Each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code; and

          (B) In no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an Incentive Stock Option for purposes of Section 422 of the Code.



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(b)  Merger, Consolidation or Change in Control of Corporation.


     (1)  Upon:

          (A) The merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for the continuance of the Options, Stock Appreciation Rights and shares of Restricted Stock granted hereunder or the substitution of new options for Options granted hereunder, or for the assumption of such Options by the surviving corporation;

          (B) The dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person unrelated to the Corporation or to a direct or indirect owner of a majority of the voting power of the Corporation's then outstanding voting securities (such sale of assets being referred to as an "Asset Sale"); or

          (C)  The Change in Control of the Corporation;

               (1) The holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s) and all restrictions regarding transferability and forfeiture on shares of Restricted Stock shall be removed immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation; provided that any conditions precedent to the exercise of such Option(s), other than the passage of time, have occurred.

               (2) The Corporation, to the extent practicable, shall give advance notice to affected Option Holders of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation.

               (3) All such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation).

(c)  Definition of Change in Control of the Corporation.

     As used herein, a "Change in Control of the Corporation" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person, directly or indirectly is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange
     Act), of securities of the Corporation representing 40% of more of the combined voting power of the Corporation's then outstanding securities, except:

     (1) A trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation;

     (2) A corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation;


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     (3) The Corporation or any subsidiary of the Corporation; or

     (4) A Participant together with all Affiliates and Associates of the Participant, but only with respect to the Option(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of such securities.


                                  ARTICLE NINE
                            MISCELLANEOUS PROVISIONS

(a)  Administrative Procedures.

     The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under this Plan. All actions and decisions of the Committee shall be final.

(b)  Assignment or Transfer.

     (1) No grant or award of any Plan Award (other than a Non-Qualified Option) or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a domestic relations order.

     (2) During the lifetime of a Participant, Incentive Stock Options granted hereunder shall be exercisable only by the Participant.

(c)  Investment Representation.

     In the case of Plan Awards paid in shares of Common Stock or other securities, or with respect to shares of Common Stock received pursuant to the exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act and any applicable provisions of state laws, to deliver such securities in compliance with the provisions of the Securities Act and any applicable provisions of state laws, or of the provisions of any exemptions from such requirements.

(d)  Withholding Taxes.

     (1) The Corporation shall have the right to deduct from all cash payments owed to a Participant for any reason, any federal, state, local or foreign taxes required by law to be withheld with respect to any Plan Awards.

     (2) In the case of the issuance or distribution of Common Stock or other securities hereunder, either directly or upon the exercise of or payment upon any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes.

     (3) Each Participant may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure as described under Article Six (d)(3) hereof.


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(e)  Costs and Expenses.

     The costs and expenses of administering this Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

(f)  Funding of Plan.

     (1)  This Plan shall be unfunded.

     (2) The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under this Plan.

     (3) Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder.

     (4) The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation.

(g)  Other Incentive Plans.

     The adoption of this Plan does not preclude the adoption by appropriate means of any other incentive plan for employees, or the grant of any benefits or compensation, including, without limitation, securities of the Corporation, under any employment, consulting or acquisition agreements.

(h)  Number and Gender.

     Where appearing in this Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

(i)  Headings.

     The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

(j)  Severability.

     In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

(k)  Payments Due Missing Persons.

     (1) The Corporation shall make a reasonable effort to locate all persons entitled to benefits under this Plan; however, notwithstanding any provisions of this Plan to the contrary, if, after a period of one year from the date such benefits shall be due, any such persons entitled to benefits have not been located, their rights under this Plan shall stand suspended.

     (2) Before this provision becomes operative, the Corporation shall send a certified letter(return receipt requested) to all such persons at their last known addresses advising them that their rights under this Plan shall be suspended.


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     (3)  Subject to all  applicable  state  escheat  laws,  any such  suspended amounts shall be held by the Corporation for a period of one additional year and thereafter such amounts shall be forfeited and remain the property of the Corporation.

(l)  Liability and Indemnification.

     (1) (A) Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan.

          (B) Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

     (2) (A) Except for their own gross negligence or willful misconduct regarding the performance of the duties specifically assigned to them under, or their willful breach of the terms of, this Plan, the Corporation, each Parent and Subsidiary and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission.

          (B) Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

(m)  Incapacity.

     If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of any Plan Award is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment of such Plan Award.

(n)  Cooperation of Parties.

     All parties to this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

(o)  Governing Law.

     All questions pertaining to the validity, construction and administration of this Plan shall be determined in accordance with the laws of the State of Delaware, exclusive of any choice of law provisions thereof which would result in the application of substantive laws other than those of the State of Delaware.

(p)  Non-guarantee of Employment or Consulting Relationship.

     Nothing contained in this Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of (or in a Consulting Relationship with)the Corporation (or any Parent or Subsidiary),


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     or as a  limitation  on the  right  of the  Corporation  or any  Parent  or
     Subsidiary to discharge any of its employees (or Consultants), at any time, with or without cause.

(q)  Notices.

     (1) Each notice relating to this Plan shall be in writing and delivered in person or by certified mail (return receipt requested) to the proper address. All notices to the Corporation or the Committee shall be addressed to it at the Corporation's address last set forth in a document filed by the Corporation with the Commission and posted on the Commission's Internet web site at www.sec.gov, in conjunction with the Commission's current electronic data gathering and retrieval system ("EDGAR"), or any successors thereto.

     (2) All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

(r)  Written Agreements.

     Each Plan Award shall be evidenced by a signed written agreement (the "Award Agreements") between the Corporation and the Participant containing the terms and conditions of the award.


                                   ARTICLE TEN
                        AMENDMENT OR TERMINATION OF PLAN

(a) The Board of Directors of the Corporation shall have the right to amend, suspend or terminate this Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of this Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law.

(b) The Board of Directors of the Corporation shall also be authorized to amend this Plan and the Options granted thereunder to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable.

(c) Except as otherwise provided herein, no amendment, suspension or termination of this Plan shall alter or impair any Plan Awards previously granted under this Plan without the consent of the holder thereof, except as required to comply with applicable conditions or requirements of the Code, the Securities Act, the Exchange Act or any other applicable law of the United States, or of any states in which a Participant is domiciled or under which the Corporation is subject to in personam jurisdiction and regulation.

(d) This Plan shall automatically terminate on the day immediately preceding the tenth anniversary of the date this Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors.

(e) No Plan Awards may be granted under this Plan subsequent to the termination of this Plan.


                                      * * *


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     In  Witness  Whereof,   pursuant  to  a  duly  adopted  resolution  of  the
Corporation's Board of Directors, currently in effect, the undersigned have executed this Indenture, by and on behalf of the Corporation.

                                  Colmena Corp.

Dated:   February 15, 2002
                              By:/s/ Edward Dmytryk
                                 Edward Dmytryk
                                    President

                                {Corporate Seal}

                         Attest: /s/ Vanessa H. Lindsey
                               Vanessa H. Lindsey
                                    Secretary


State of Florida           }
County of Marion           }

     Before me, an officer duly authorized to administer oaths by the State of Florida, did personally appear Edward Dmytryk and Vanessa H. Lindsey, known to me, who being duly sworn, did certify to me, in my presence, that they executed this Indenture, in the capacities indicated, on the date set forth above, as the act of Colmena Corp, a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Corporation"), pursuant to authority of a duly promulgated and currently effective resolution of its duly elected and serving Board of Directors, and that by such action, the Corporation has become bound by the terms thereof.

     Witness my hand and seal, this 15th day of February, 2002. My commission expires:

{Notarial Seal}
                             /s/ Sally Ann Stroberg/s/
                                  Notary Public
















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